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                FIRST PROVIDIAN LIFE & HEALTH INSURANCE COMPANY
                              SEPARATE ACCOUNT B

                        SUPPLEMENT DATED AUGUST 7, 1998
                                    TO THE
                        PROSPECTUS DATED APRIL 30, 1998
                                    FOR THE
                    VANGUARD VARIABLE ANNUITY PLAN CONTRACT

                                  OFFERED BY
                FIRST PROVIDIAN LIFE & HEALTH INSURANCE COMPANY
                          (A NEW YORK STOCK COMPANY)

The Board of Directors of First Providian Life & Health Insurance Company ("FPLH") and the Board of Directors of AUSA Life Insurance Company, Inc. ("AUSA Life") have approved a plan of merger pursuant to which FPLH would merge with and into AUSA Life. The merger agreement is dated March 27, 1998. The merger is expected to be consummated on or about October 1, 1998, subject to the approval of applicable regulatory authorities.

If the merger is consummated, First Providian Life & Health Insurance Company Separate Account B will become a separate account of AUSA Life. All FPLH contracts will remain outstanding in accordance with their terms. Information concerning AUSA Life will be sent to contract holders shortly after the merger is effective.

                                                                        FP64-NY